United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report August 8, 2002


                     HYDROCHEM INDUSTRIAL SERVICES, INC. (*)
             (Exact name of registrant as specified in its charter)



            Delaware                      333-34323             75-2503906
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
 incorporation or organization)             Number)       Identification Number)



                               900 Georgia Avenue
                             Deer Park, Texas 77536
               (Address of principal executive offices) (Zip Code)


                                 (713) 393-5600
              (Registrant's telephone number, including area code)










--------------------------------------------------------------------------------
* HydroChem International, Inc., a wholly-owned subsidiary of HydroChem Industrial Services, Inc., is a Co-Registrant. It is incorporated under the laws of the State of Delaware. Its I.R.S. Employer Identification Number is 75-2512500.

Item 9.  Regulation FD Disclosure.

     Attached as Exhibit 99.1 is the certification of B. Tom Carter, Jr. the Chairman of the Board and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Kelvin R. Collard, the Vice President and Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report of Form 10-Q for the quarterly period ended June 30, 2002 on August 8, 2002.


Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits.


Exhibit
Number        Description
------        -----------

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.






















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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   HYDROCHEM INDUSTRIAL SERVICES, INC.


     Date: August 8, 2002          By: /s/ Kelvin R. Collard
                                       ------------------------------
                                       Kelvin R. Collard, Vice President
                                       and Chief Financial Officer






                                   HYDROCHEM INTERNATIONAL, INC.


     Date: August 8, 2002          By: /s/ Kelvin R. Collard
                                       --------------------------------
                                       Kelvin R. Collard, Vice President
                                       and Chief Financial Officer










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


                                  EXHIBIT INDEX



99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.













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